January 13, 2000
                    Delaware Group Income Funds

       Supplement to the Statement of Additional Information dated September 29, 1999 (as revised November 18, 1999)


The following supplements the information under High-Yield Opportunities Fund on page 7:

In addition to income-producing securities as described in the Prospectus, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

The following is added as a new section to page 12:

Equity Securities
Each Fund may invest in income producing equity securities. In addition, the High Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.